EX-99.13.e.i

ABERDEEN FUNDS
SERVICES AGREEMENT

Appendix A*

FUND	CLASSES

Aberdeen U.S. Equity Fund	Class A, Class B, Class C, Class R, Institutional Service
(formerly, Aberdeen Select Growth Fund)	Class, Institutional Class

Aberdeen Select Worldwide Fund	Class A, Class B, Class C, Class R, Institutional Service
Class, Institutional Class

Aberdeen China Opportunities Fund	Class A, Class B, Class C, Class R, Institutional Service
Class, Institutional Class

Aberdeen Developing Markets Fund	Class A, Class B, Class C, Class R, Institutional Service
Class, Institutional Class

Aberdeen International Equity Fund	Class A, Class B, Class C, Class R, Institutional Service
Class, Institutional Class

Aberdeen Equity Long-Short Fund	Class A, Class B, Class C, Class R, Institutional Service
Class, Institutional Class

Aberdeen Global Financial Services Fund	Class A, Class B, Class C, Class R, Institutional Service
Class, Institutional Class

Aberdeen Health Sciences Fund	Class A, Class B, Class C, Class R, Institutional Service
Class, Institutional Class

Aberdeen Natural Resources Fund	Class A, Class B, Class C, Class R, Institutional Service
Class, Institutional Class

Aberdeen Technology and Communications	Class A, Class B, Class C, Class R, Institutional Service
Fund	Class, Institutional Class

Aberdeen Global Utilities Fund	Class A, Class B, Class C, Class R, Institutional Service
Class, Institutional Class

Aberdeen Optimal Allocations Fund: Growth	Class A, Class B, Class C, Class R, Institutional Service
Class, Institutional Class

Aberdeen Optimal Allocations Fund: Moderate	Class A, Class B, Class C, Class R, Institutional Service
Growth	Class, Institutional Class

Aberdeen Optimal Allocations Fund: Moderate	Class A, Class B, Class C, Class R, Institutional Service
Class, Institutional Class

Aberdeen Optimal Allocations Fund: Defensive	Class A, Class B, Class C, Class R, Institutional Service
Class, Institutional Class

Aberdeen Optimal Allocations Fund: Specialty	Class A, Class B, Class C, Class R, Institutional Service
Class, Institutional Class

Aberdeen Small Cap Fund	Class A, Class B, Class C, Class R, Institutional Service
Class, Institutional Class

Aberdeen Tax-Free Income Fund	Class A, Class B, Class C, Class D

Aberdeen Core Plus Income Fund	Class A, Class C, Class R, Institutional Service Class,

FUND	CLASSES

Institutional Class

Aberdeen Core Income Fund	Class A, Class C, Class R, Institutional Service Class,
Institutional Class

Aberdeen Asia Bond Institutional Fund	Class A, Class C, Class R, Institutional Service Class,
Institutional Class

Aberdeen Global Fixed Income Fund	Class A, Class C, Class R, Institutional Service Class,
Institutional Class

Aberdeen Global Small Cap Fund	Class A, Class C, Class R, Institutional Service Class,
Institutional Class

Aberdeen International Equity Institutional Fund	Institutional Class

* As most recently approved at the _________, 2009 Board Meeting.